UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 12, 2008
AMERICAN CAMPUS COMMUNITIES, INC.
(Exact name of Registrant as Specified in Charter)

Maryland	001-32265	760753089
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
805 Las Cimas Parkway Suite 400
Austin, TX 78746
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (512) 732-1000

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On February 12, 2008, American Campus Communities, Inc. (the “Company”) issued a press release announcing that it has entered into a definitive merger agreement pursuant to which American Campus Communities will acquire GMH Communities Trust. A copy of this press release is being furnished as Exhibit 99.1.
     On February 12, 2007, the Company disclosed an investor package in connection with its investor conference call to discuss the transaction. A copy of the investor package is being furnished as Exhibit 99.2.
     On February 12, 2007, the Company sent an email to its employees announcing the transaction. A copy of the letter is being furnished as Exhibit 99.3.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits.
     The Exhibits to this Report are listed on the Exhibit Index attached hereto.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 12, 2008

AMERICAN CAMPUS COMMUNITIES, INC.
By:	/s/ Jonathan A. Graf
Jonathan A. Graf
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number	Title
99.1	Press Release, dated February 12, 2008
99.2	Investor Package
99.3	E-mail message to Employees